SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 6 – SUBSEQUENT EVENTS

On April 17, 2023, the Company’s Board of Directors approved three separate consulting agreements for various services whereby shares of the Company’s common stock would be issued as consideration for the services performed. Under the terms of these agreements the Company expects to issue a total of 3,500,000 common shares. Based on the price of the Company’s common shares on the date the agreements were approved the total value was $77,000.

On April 17, 2023, the Company’s Board of Directors also approved issuance of a total of 204,000 shares of Class A Preferred Stock to members of management and the Board of Directors as compensation for servicers performed.

NOTE 7 – SUBSEQUENT EVENTS In January 2023, the Company sold a combined total of 725,000 shares of common stock to unrelated parties for $362,500.